UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported)    February 5, 2007

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5975	61-0647538
(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.
Item 7.01     Regulation FD Disclosure.

                  An earnings release for the period ending December 31, 2006 and guidance for 2007 was issued by Humana Inc. on Monday, February 5, 2007, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Description
99	Earnings Release & Statistical Pages

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

By:	/s/ Arthur P. Hipwell
Arthur P. Hipwell
Senior Vice President and General Counsel

Dated:     February 5, 2007

INDEX TO EXHIBITS
Exhibit No.	Description
99	Earnings Release & Statistical Pages